UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 2, 2021

Ellington Residential Mortgage REIT
(Exact name of registrant specified in its charter)

Maryland	001-35896	46-0687599
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
53 Forest Avenue
Old Greenwich, CT 06870
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (203) 698-1200

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares of Beneficial Interest, $0.01 par value per share	EARN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01.    Entry into a Material Definitive Agreement.
On April 2, 2021, Ellington Residential Mortgage REIT (the “Company”) and Ellington Residential Mortgage Management LLC, the Company’s manager, entered into separate amendments (each an "Amendment" and collectively, the "Amendments") to its existing equity distribution agreements (each, as amended, an "Agreement" and collectively, the "Agreements") with each of JMP Securities LLC and Ladenburg Thalmann & Co. Inc. (each an “Agent” and together the “Agents”) relating to the offer and sale of the Company's common shares of beneficial interest, par value $0.01 per share, which are referred to herein as “common shares.” In accordance with the terms of the Agreements, common shares having a maximum aggregate gross offering price of up to $75.0 million ("Shares") remain available for sale from time to time by the Company through the Agents.
Pursuant to the Agreements, the Shares may be offered and sold through the Agents in transactions that are deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange or in negotiated transactions. Each Agent will be entitled to compensation of up to 2.0% of the gross proceeds from the sale of the Shares sold through it under the applicable Agreement. The Company has no obligation to sell any of the Shares under the Agreements and may at any time suspend solicitations and offers under the Agreements.
The Amendments reduce the maximum aggregate gross offering price under the Agreements and provide that the Shares will be issued pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-251141). The Company has filed a prospectus supplement, dated April 2, 2021, to the prospectus, dated December 30, 2020, with the Securities and Exchange Commission in connection with the offer and sale of the Shares from time to time in the future.
The Agents and their affiliates have provided, and may in the future provide, investment banking, brokerage and other services to the Company in the ordinary course of business, and the Company paid, and expects to pay, customary fees and commissions for their services, respectively.
The foregoing description of the Agreements and the Amendments is not complete and is qualified in its entirety by reference to the form of equity distribution agreement and the form of the Amendment, copies of which are attached or incorporated by reference hereto as Exhibits 1.1 and 1.2, respectively, and incorporated herein by reference.
In connection with the filing of the prospectus supplement, dated April 2, 2021, the Company is filing as Exhibit 5.1 hereto an opinion of its Maryland counsel, Venable LLP, with respect to the legality of the Shares.
This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
Item 7.01. Regulation FD Disclosure.
The information contained in this item is being furnished by the Company pursuant to Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD.
On April 2, 2021, the Company announced that it believes its estimated book value per common share as of March 31, 2021, was between $13.16 and $13.36. This estimated range of book value includes the effect of the previously announced monthly dividend of $0.28 per common share, payable on April 26, 2021 to holders of record on March 31, 2021 with an ex-dividend date of March 30, 2021. This estimated range is subject to change and any such change could be material. The Company’s registered independent public accountants have not performed the types of reviews or audits of this estimated range of book value per common share as of March 31, 2021 that they would perform for the Company’s quarterly or annual financial statements. It is possible that, if the Company were to undertake a more comprehensive valuation analysis and/or obtain a review or audit from its accountants for the estimated book value range set forth above, the Company could determine that its actual book value per common share as of March 31, 2021 falls outside the estimated range set forth above. Further, the Company’s results can fluctuate from month to month depending on a variety of factors, some of which are beyond its control and/or difficult to predict, including, without limitation, changes in interest rates, changes in default rates and prepayment speeds, and other changes in market and economic conditions, or the perception that such changes may occur. There can be no assurance that the estimated range of book value per common share as of March 31, 2021 is indicative of what the Company’s results are likely to be as of and for the three-month period ending March 31, 2021, and the Company undertakes no obligation to update or revise its estimated range of book value per common share prior to its issuance of financial statements for such three-month period.

The estimated range of book value per common share included in this item has been prepared by, and is the responsibility of, the Company’s management. PricewaterhouseCoopers LLP has not audited, reviewed, compiled, or applied agreed upon procedures with respect to this estimated financial data. Accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto.
In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in Item 7.01 of this Current Report on Form 8-K shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are being filed herewith this Current Report on Form 8-K.

Exhibit 1.1
Form of Equity Distribution Agreement, dated June 26, 2017, by and among Ellington Residential Mortgage REIT, Ellington Residential Mortgage Management LLC, and the applicable Agent, incorporated by reference to the Company's report on Form 8-K filed on June 26, 2017

Exhibit 1.2	Form of Equity Distribution Agreement Amendment, dated April 2, 2021, by and among Ellington Residential Mortgage REIT, Ellington Residential Mortgage Management LLC, and the applicable Agent
Exhibit 5.1	Opinion of Venable LLP as to the legality of the common shares
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELLINGTON RESIDENTIAL MORTGAGE REIT

Dated:	April 2, 2021	By:	/s/ Christopher Smernoff
Christopher Smernoff
Chief Financial Officer